STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

State Street U.S. Equity V.I.S. Fund

State Street S&P 500 Index V.I.S. Fund

State Street Premier Growth Equity V.I.S. Fund

State Street Small-Cap Equity V.I.S. Fund

State Street Income V.I.S. Fund

State Street Total Return V.I.S. Fund

State Street Real Estate Securities V.I.S. Fund

Supplement dated November 3, 2020 to the Statement of Additional Information (“SAI”),

dated May 1, 2020, as may be revised and/or supplemented from time to time

Effective immediately, the SAI is revised as follows:

•	The sub-section entitled “INVESTMENT RESTRICTIONS” in the “ADDITIONAL INVESTMENTS AND RISKS” section of the SAI is deleted in its entirety and replaced with the following:

INVESTMENT RESTRICTIONS

Each Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund affected by the change. The vote of a “majority of the outstanding voting securities” of a Fund is defined in the 1940 Act to mean the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Non-fundamental policies may be changed by a majority vote of the Board at any time without shareholder approval.

Fundamental Investment Restrictions for all Funds (Except as Otherwise Noted):

1.	No Fund may issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

2.

Each Fund, other than the Real Estate Securities Fund, shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) U.S. Government securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

3.

No Fund, except as provided below for the Real Estate Securities Fund, will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

For the Real Estate Securities Fund only: The Real Estate Securities Fund may invest in the securities of issuers directly or indirectly engaged in the real estate industry and in real estate without limitation as to concentration.

4.	Each Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

5.

No Fund may lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

6.

No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

7.

Each Fund, other than the Small-Cap Equity Fund, may not underwrite securities of other issuers except insofar as the Company may be deemed an underwriter under the 1933 Act, in selling portfolio securities. The Small-Cap Equity Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

8.	Each Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Notes to Investment Restrictions for all Funds

Unless otherwise indicated, all percentage limitations applicable to Fund investments (as stated in the investment restrictions listed above and elsewhere in this SAI or in the Prospectuses) apply only at the time of purchases of securities, and any subsequent increase or decrease in percentage resulting from a change in value of portfolio securities or from a change in a Fund’s net assets, or in any ratings, will not be deemed to result in a violation of the Fund’s policies or restrictions.

For purposes of fundamental investment restriction No. 3 above with respect to all Funds, the Company may use the industry classifications reflected by the S&P 500® Index, if applicable at the time of determination. For all other portfolio holdings, the Company may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Company may select its own industry classifications, provided such classifications are reasonable.

Also for purposes of fundamental investment restriction No. 3 above with respect to all Funds, the meaning of concentration is meant to be consistent with the current views of the SEC staff that investments representing more than 25% of a fund’s total assets in an industry or group of industries constitutes concentration for purposes of requiring a recital of a policy under Section 8(b)(1)(E) of the 1940 Act to concentrate in that industry.

Names Rule Policy

To the extent a Fund is subject to Rule 35d-1 under the 1940 Act, the Fund has an investment policy, described in the Fund’s prospectus, to, under normal circumstances, invest at least 80% of its assets in the particular types of investments suggested by the Fund’s name (a “Name Policy”). “Assets” for the purposes of a Name Policy are net assets plus the amount of any borrowings for investment purposes. The percentage limitation applies at the time of purchase of an investment. A Fund’s Name Policy may be changed by the Board without shareholder approval. However, to the extent required by SEC regulations, shareholders will be provided with at least sixty (60) days’ notice prior to any change in a Fund’s Name Policy.

PLEASE REATIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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